THIRD QUARTER 2015 REVIEW Peter S. Kraus Chairman & Chief Executive Officer John C. Weisenseel Chief Financial Officer October 22, 2015

| Third Quarter 2015 Review 1

| Third Quarter 2015 Review Peter S. Kraus Chairman & Chief Executive Officer 2

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| Third Quarter 2015 Review John C. Weisenseel Chief Financial Officer 12

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| Third Quarter 2015 Review 15

| Third Quarter 2015 Review Q & A 16

| Third Quarter 2015 Review APPENDIX 17

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October 22, 2015

THIRD QUARTER 2015 REVIEW

Peter S. Kraus Chairman & Chief Executive Officer
John C. Weisenseel Chief Financial Officer

Cautions Regarding Forward-Looking Statements

Certain statements provided by management in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and current and proposed government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AB cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AB undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see "Risk Factors" and "Cautions Regarding Forward-Looking Statements" in AB's Form 10-K for the year ended December 31, 2014 and subsequent Forms 10-Q. Any or all of the forward-looking statements made in this presentation, Form 10-K, Forms 10-Q, other documents AB files with or furnishes to the SEC, and any other public statements issued by AB, may turn out to be wrong. It is important to remember that other factors besides those listed in "Risk Factors" and "Cautions Regarding Forward-Looking Statements," and those listed below, could also adversely affect AB's financial condition, results of operations and business prospects.

The forward-looking statements referred to in the preceding paragraph include statements regarding:

+ **The pipeline of new institutional mandates not yet funded:** Before they are funded, institutional mandates do not represent legally binding commitments to fund and, accordingly, the possibility exists that not all mandates will be funded in the amounts and at the times currently anticipated, or that mandates ultimately will not be funded.
+ **The possibility that AB will engage in open market purchases of Holding Units to help fund anticipated obligations under our incentive compensation award program:** The number of Holding Units AB may decide to buy in future periods, if any, to help fund incentive compensation awards is dependent upon various factors, some of which are beyond our control, including the fluctuation in the price of a Holding Unit and the availability of cash to make these purchases.
+ **Our anticipation that cumulative write-offs relating to Phase II of our global real estate consolidation program targeting approximately 510,000 square feet of office space will remain in our previously announced range of $225 million to $250 million:** Any charges we record are based on our current assumptions regarding sublease marketing periods, costs to prepare the properties to market, market rental rates, broker commissions and subtenant allowances/incentives, all of which are factors largely beyond our control. If our assumptions prove to be incorrect, we may be forced to record additional charges beyond our previously announced range of $225 million to $250 million.

Peter S. Kraus

Chairman & Chief Executive Officer

Firmwide Overview: Third Quarter 2015

In US $ Billions



Gross Sales
$12.9
3Q15
$18.8
3Q14
$12.9
3Q15
$24.8
2Q15
Net Flows
($2.4)
3Q15
$2.8
3Q14
($2.4)
3Q15
$2.2
2Q15
End of Period AUM
$462.9
3Q15
$473.0
3Q14
$462.9
3Q15
$485.1
2Q15
Average AUM
$476.2
3Q15
$479.0
3Q14
$476.2
3Q15
$492.6
2Q15

Asset Flows by Distribution Channel: Quarterly Trend

Firmwide: Client Activity at Multi-Year Lows


18.8
2.8
(16.0)
3Q14
15.2
(1.6)
(16.8)
4Q14
19.5
6.0
(13.5)
1Q15
24.8
2.2
(22.6)
2Q15
12.9
(2.4)
(15.3)
3Q15

Institutional: Gross Sales Lower Q/Q Post-CRS Funding


5.8
2.8
(3.0)
3Q14
4.7
(0.3)
(5.0)
4Q14
7.3
5.4
(1.9)
1Q15
14.2
3.5
(10.7)
2Q15
3.9
(0.9)
(4.8)
3Q15

Retail: Greater Decline in Sales than Redemptions


11.6
(0.1)
(11.7)
3Q14
9.2
(1.2)
(10.4)
4Q14
10.8
0.5
(10.3)
1Q15
9.1
(0.9)
(10.0)
2Q15
7.9
(1.6)
(9.5)
3Q15

Private Wealth: Return to Positive Net Flows


1.4
0.1
(1.3)
3Q14
1.3
(0.1)
(1.4)
4Q14
1.4
0.1
(1.3)
1Q15
1.5
(0.4)
(1.9)
2Q15
1.1
0.1
(1.0)
3Q15

US $ Billions; scales differ by chart

■ Gross Sales ■ Gross Redemptions ♦ Net Flows

Fixed Income Investment Performance

% of Assets in Services Outperforming Benchmark

One-Year


88%

Three-Year


87%

Five-Year


93%

	Relative Performance Through 9/30/15 (%)			
	3Q15	1 Year	3 Year	5 Year
Risk Reducing				
US Strategic Core Plus	(0.2)	0.2	0.7	0.7
US Core Fixed Income	(0.2)	0.0	0.3	0.3
US Investment Grade Corporates	(0.1)	0.4	0.7	0.8
TIPS Plus	(0.4)	(0.4)	0.7	0.9
Global Aggregate	0.1	(0.1)	0.2	0.6
Global Plus	0.0	0.0	0.0	0.4
Global Fixed Income	0.2	0.3	0.0	1.3
Canada Core Plus	0.0	(0.5)	0.3	0.5
UK Core Plus	(0.2)	(0.1)	0.7	0.8
Return Seeking				
US High Yield	(0.1)	0.1	1.1	0.6
Global High Income	(0.5)	(1.1)	(0.2)	(0.2)
European Income	(0.7)	0.4	0.3	0.9
European High Yield	(1.0)	0.0	0.5	1.0
Emerging Markets Debt	(3.1)	(3.8)	(0.9)	(0.5)
Absolute Return				
Diversified Yield Plus	0.0	0.5	2.0	2.7
Unconstrained Bond	0.0	1.5	1.4	N/A

US Strategic Core Plus – Barclays US Aggregate; US Core Fixed Income – Barclays US Aggregate; US Investment Grade Corporates – Barclays US Credit; TIPS Plus – Barclays US Treasury Inflation Notes; Global Aggregate – Barclays Global Aggregate; Global Plus – Barclays Global Aggregate; Global Fixed Income – Citigroup WGBI ; Canada Core Plus – FTSE TMX Canada Universal Bond; UK Core Plus – Barclays Sterling Aggregate 9/30/05-10/31/11 and BofA ML Sterling Non Gilts 11/1/11-present); US High Yield – Barclays US Corporate High Yield; Global High Income (hedged) – Barclays Global High Yield (hedged); European Income – 65% Barclays Euro Aggregate/35% Barclays Pan-Euro HY 2% Constraint; European High Yield – Barclays Euro HY 2% Cap; Emerging Markets Debt – JPM EMBI Global; Diversified Yield Plus – 3-Month GBP LIBOR; Unconstrained Bond – BofA ML 3 Month US T Bills. Preliminary performance as of 9/30/15; annualized and gross of fees.

Equities Investment Performance

% of Assets in Services Outperforming Benchmark

One-Year


79%

Three-Year


81%

Five-Year


62%

	Relative Performance Through 9/30/15 (%)			
	3Q15	1 Year	3 Year	5 Year
Unique Alpha				
Concentrated US Growth	0.4	6.2	3.3	3.2
Concentrated Global Growth	(0.1)	7.2	2.4	2.0
US Thematic Research	(1.5)	6.0	3.7	0.1
Global Thematic Research	(1.5)	5.1	3.6	(0.6)
Stable & Consistent Alpha				
Core Opportunities	2.0	5.0	2.5	2.7
Select US Equity	0.5	1.3	0.9	1.6
Global Core Equity	1.1	1.7	1.8	N/A
Style Diversification				
US SMID Cap Value	0.9	3.2	3.8	1.3
US SMID Cap Growth	(1.2)	(3.1)	(1.7)	0.8
US Large Cap Growth	1.1	7.0	4.1	2.2
Global Strategic Value	(2.1)	2.6	6.4	0.7
Emerging Markets Growth	2.4	6.2	5.7	2.7
Limiting Downside Risk				
US Strategic Core Equity	5.1	11.3	3.8	N/A
Global Strategic Core Equity	5.8	8.7	4.0	N/A
International Strategic Core Equity	8.1	8.5	3.9	N/A
Emerging Market Strategic Core Equity	5.2	11.2	7.8	N/A

Concentrated US Growth – S&P 500; Concentrated Global Growth – MSCI World; US Thematic Research – S&P 500; Global Thematic Research – MSCI ACWI; Core Opportunities – S&P 500; Select US Equity – S&P 500; Global Core Equity – MSCI ACWI; US SMID Cap Value – Russell 2500 Value; US SMID Cap Growth – Russell 2500 Growth; US Large Cap Growth – Russell 1000 Growth; Global Strategic Value – MSCI ACWI; Emerging Markets Growth – MSCI Emerging Markets; US Strategic Core Equity – S&P 500; Global Strategic Core Equity – MSCI World: International Strategic Core Equity – MSCI EAFE; Emerging Markets Strategic Core Equity – MSCI Emerging Markets Index. Preliminary performance as of 9/30/15; annualized and gross of fees.

Institutional Highlights

Gross Sales Diverse by Asset Class and Geography

$3.9B Total



Fixed Income 55%
Equity 32%
Multi-Asset / Alts 11%
Passive 2%



Japan 44%
EMEA 25%
Americas 17%
Asia ex Japan 14%

$5.9B Pipeline* At Quarter-End

$B



6.6
4.7
3Q14
5.3
5.1
2Q15
5.9
5.5
3Q15
Active
CRS / Passive

New Additions** Across Asset Classes

Fixed Income	
Real Estate Debt Fund II	$540M
Emerging Market Debt	$360M
US Investment Grade Corporates	$200M
Global Fixed Income	$135M
Global Credit	$120M
Equity / Alts / Multi-Asset	
Concentrated Growth	$410M
Custom Index	$375M
Risk Completion	$75M

*Assets awarded and pending funding as of quarter-end.
**Represents significant pipeline activity; not comprehensive.

Retail Highlights

Asia ex-Japan Gross Sales Down Across Asset Classes

Combined Jul-Aug'15/Combined Jul-Aug'14 Change in Industry Sales*



(4)%
(37)%
(75)%
(41)%
Equity
Bond ex Global HY
Global HY
Mixed Asset/Other

3Q15 AB Retail Takeaways

- Diverse Sales Quarter Despite Slowdown
  - Sequential gross sales increases of +18% in US, +13% in EMEA and +106% in Japan
  - Top sellers: Global Bond, US Large Cap Growth, Concentrated Growth and Muni Tax Aware SMA
  - Active Equity more than one-third of total gross sales
  - Sales of newer products (last 3 yrs) of $1.4B up 9% from 2Q
- Continued Decline in Redemptions
  - Gross redemptions declined $0.5B, or 5%, from 2Q
  - $2.5B improvement in YTD redemptions
    - Lowest annualized redemption rate since 2007

Dramatic Year-Over-Year Decline in US Fixed Income Mutual Fund Industry Gross Sales in 3Q**



15%
2%
(52)%
Global Bond
16%
(3)%
(36)%
Multisector Bond
20%
4%
(39)%
HY Bond
1%
(27)%
(45)%
HY Muni
15%
4%
(24)%
Muni ex HY
1Q15/1Q14
2Q15/2Q14
Combined Jul-Aug'15/Combined Jul-Aug'14

*Source: SalesWatch.

**Source: Strategic Insight Simfund and Morningstar. As of August 31, 2015. May 2015-August 2015 HY Muni and Muni ex HY adjusted to reflect estimates for three large market participants that did not report gross sales for the period.

Private Wealth Management Highlights

Strategic Equities Outperforming YTD

Relative Return vs. S&P 500



2.9%
3.6%
1.3%
YTD
1-Year
3-Year
Peer Ranking*:
15th
13th
20th

Private Wealth Takeaways

Flow Stability

+ Net flow positive in 3Q – three out of past five quarters
+ Asset retention levels near record highs

Greater Client Engagement

+ 17% increase in new client relationships YTD 15 vs. YTD 14
+ Bernstein moved up two spots to #17 in *Barron's* 2015 Ranking of Top 40 Wealth Managers

Targeted Services Continue to Resonate with Clients with $3B in Assets Committed To-Date**



2013
2014
2015
ABSA (1Q13) $440M
European Opportunities (3Q13) $870M
Frontier Equities (1Q14) $155M
Financial Services Opportunities (1Q14) $335M
Real Estate Fund II (2Q14) $465M
Direct Middle Market Lending (1Q15) $325M
Early Stage Managers (3Q15) $117M

Performance for US Strategic Equities is presented net of investment management fees
*Peer ranking for US Strategic Equities is based on eVestment US Large Cap Core net of fee universe of accounts.
**Total includes $262M in Real Estate Fund I, which launched in 2010. ABSA and European Opportunities are fully funded and the Private Equity type services are commitments.

Bernstein Research Highlights

Revenues Higher Year-on-Year and Sequentially…
$M



% Change
3Q15/3Q14: +13%
3Q15/2Q15: +4%
112
122
127
3Q14
2Q15
3Q15

…As Volatility Surged in 3Q15

VIX Volatility Index: January 2014 – September 2015



Avg. Volatility Y/Y %Δ
July: +17%
August: +44%
September: +81%
3Q15 / 3Q14: +48%
35
30
25
20
15
10
Jan-14
Apr-14
Jul-14
Oct-14
Jan-15
Apr-15
Jul-15
Sept-15

Source: ThomsonONE

Differentiated Global Research and Trading

- **Research Insights:**
  - More than half of US analysts voted #1 or #2 in 2015 US *Institutional Investor* All-America survey
  - Record participation in 12th Annual European Strategic Decisions Conference
    - Nearly 1,000 clients attended 84 company sessions
- **Client-Aligned Trading:**
  - Bernstein's industry-leading liquidity access and unconflicted business model continue to win converts
    - CSA client base up +58% in 2014 and +22% YTD
    - The number of clients with $100K+ in electronic trading revenues is up 30% since end-2013
    - The number of clients with $100K+ in trading revenues in more than one geography or product is up 29% since end-2013

Progress on Our Strategy in 3Q15

Firmwide Initiative	Progress
Deliver for our clients with our investment performance	+ 87% of Fixed Income assets in outperforming services for 3-yr period; 88% for 1-yr and 93% for 5-yr + 81% of Active Equity assets in outperforming services for 3-yr period; 79% for 1-yr and 62% for 5-yr + Top decile performance across time periods in US Large Cap Growth, US Thematic, Strategic Core Equities and Emerging Markets Growth

Build a broader and more balanced global business	+ $5.9B Institutional pipeline at end-3Q up 11% sequentially
	  + Largest adds in Real Estate Debt, Concentrated Growth, Custom Index, EM Debt and US Investment Grade Corporates
	+ Retail sequential gross sales increases in the US (+18%), EMEA (+13%) and Japan (+106%)
	  + Diverse sales: Global Bond, US LC Growth, Concentrated US Growth and Muni Tax Aware SMA

Constantly innovate for clients with our products and services	+ AB's Customized Retirement Strategies business ranked #1 by assets by *Pensions & Investments*, with $32B in total AUM + New Early Stage Managers fund of funds offering raised nearly $120M from private clients in 3Q + Alternative Investment Services (AIS) team celebrated 5-year anniversary with AB with $12B in AUM, including $1.8B in Private Wealth Management
Achieve greater operating leverage and better financial results	+ Net flows are positive for YTD 15 at $5.8B + Year-to-date incremental margin of nearly 50% achieved through strict non-comp expense control

John C. Weisenseel

Chief Financial Officer

Financial Highlights: Third Quarter 2015

In US $ Millions



Adjusted Revenues
$626
3Q15
$626
3Q14
$626
3Q15
$657
2Q15
Adjusted Operating Income
$147
3Q15
$149
3Q14
$147
3Q15
$158
2Q15
Adjusted Operating Margin
23.5%
3Q15
23.8%
3Q14
23.5%
3Q15
24.1%
2Q15
Adjusted EPU
$0.43
3Q15
$0.45
3Q14
$0.43
3Q15
$0.48
2Q15

Please refer to pages 29-32 for additional information on the reconciliation of GAAP financial results to adjusted financial results

Third Quarter 2015 Adjusted Income Statement

Adjusted Income Statement (in US $ Millions)	3Q 2015	3Q 2014	% Δ	2Q 2015	% Δ
Base Fees	$ 482	$ 492	(2%)	$ 498	(3%)
Performance Fees	2	3	(33%)	14	(86%)
Bernstein Research Services	127	112	13%	122	4%
Net Distribution Revenues (Expenses)	(4)	(4)	0%	(3)	33%
Investment Gains (Losses)	(2)	-	n/m	5	n/m
Other Revenues	22	23	(4%)	22	0%
Total Revenues	**627**	**626**	**0%**	**658**	**(5%)**
Less: Interest Expense	1	-	n/m	1	0%
Adjusted Net Revenues	**$ 626**	**$ 626**	**0%**	**$ 657**	**(5%)**
Compensation & Benefits					
Base Compensation	$ 114	$ 110	4%	$ 111	3%
Incentive Compensation	138	133	4%	151	(9%)
Commissions	42	47	(11%)	44	(5%)
Fringes	19	20	(5%)	22	(14%)
Other	10	8	25%	9	11%
Total Compensation & Benefits	**323**	**318**	**2%**	**337**	**(4%)**
Promotion & Servicing	44	45	(2%)	51	(14%)
General & Administrative	105	107	(2%)	104	1%
Other	7	7	0%	7	0%
Total Adjusted Operating Expenses	**$ 479**	**$ 477**	**0%**	**$ 499**	**(4%)**
Adjusted Operating Income	**$ 147**	**$ 149**	**(1%)**	**$ 158**	**(7%)**
Adjusted Operating Margin	**23.5%**	**23.8%**		**24.1%**	
AB Holding Adjusted Diluted Net Income Per Unit	**$ 0.43**	**$ 0.45**	**(4%)**	**$ 0.48**	**(10%)**

Please refer to pages 29-32 for additional information on the reconciliation of GAAP financial results to adjusted financial results. Percentages are calculated using amounts rounded in millions

Third Quarter 2015 Adjusted Income Statement Highlights

Revenues

- Base Fees declined vs. both prior periods due primarily to lower average retail and institutional AUM.
- Performance Fees were slightly lower than 3Q14. The sequential decline was due mainly to fees earned in 2Q15 on our Select Absolute Alpha Fund and Asia ex-Japan strategies.
- Bernstein Research revenues increased year-on-year due to higher fees across all regions (US, Europe, Asia), particularly in the US. The sequential increase was due to higher revenues in the US and Europe, which offset a decline in Asia.
- Net distribution expenses were in line with both prior periods.
- Our 3Q15 Investment line includes minimal seed investment losses compared to gains in 3Q14 and 2Q15.

Expenses

- The compensation ratio was 50.0% for 3Q15, compared to 49.5% in 3Q14 and 50.0% in 2Q15.
- Total Compensation & Benefits increased 2% year-on-year due to the higher comp ratio. The decline vs. the prior quarter was due to lower revenues.
- Promotion & Servicing decreased 2% compared to 3Q14 as a result of lower marketing costs offsetting an increase in trade execution charges. The 14% decline vs. 2Q15 was due to lower marketing and seasonal T&E costs.
- G&A expenses declined 2% year-on-year driven by lower trading error charges and occupancy expenses, partially offset by an increase in professional fees. The 1% sequential increase was driven primarily by higher professional fees which offset lower trading error charges.

Operating Results

- Adjusted Operating Income decreased 1% versus 3Q14 due to higher compensation expenses. The 7% decline versus 2Q15 was due to declining revenues outpacing expense reductions.
- The Adjusted Margin for 3Q15 was 23.5%, compared to 23.8% in 3Q14 and 24.1% in 2Q15.

Please refer to pages 29-32 for additional information on the reconciliation of GAAP financial results to adjusted financial results. Percentages are calculated using amounts rounded in millions

Q & A

APPENDIX

Institutional Composite Relative Performance vs. Benchmarks

Service	3Q15	1-Yr	3-Yr	5-Yr	10-Yr	Benchmark
	Periods Ended September 30, 2015					
Equity						
Emerging Markets Value	(2.3)	(0.4)	(0.2)	(1.7)	(1.3)	MSCI EM
Global Strategic Value	(2.1)	2.6	6.4	0.7	(2.2)	MSCI ACWI
US Small & Mid Cap Value	0.9	3.2	3.8	1.3	2.3	Russell 2500 Value
US Strategic Value	(2.6)	(1.0)	2.9	(0.8)	(1.9)	Russell 1000 Value
Growth & Income	3.2	4.9	1.4	2.4	1.0	Russell 1000 Value
US Small Cap Growth	(1.5)	(6.1)	(2.0)	1.6	1.9	Russell 2000 Growth
US Large Cap Growth	1.1	7.0	4.1	2.2	0.0	Russell 1000 Growth
US Small and Mid Cap Growth	(1.2)	(3.1)	(1.7)	0.8	2.5	Russell 2500 Growth
Select US Equity	0.5	1.3	0.9	1.6	4.1	S&P 500
Fixed Income						
Global High Income (Hedged)	(0.5)	(1.1)	(0.2)	(0.2)	0.7	Barclays Global High Yield Hedged
Global Fixed Income	0.2	0.3	0.0	1.3	1.2	Citigroup WGBI
US Strategic Core Plus	(0.2)	0.2	0.7	0.7	0.8	Barclays US Aggregate
Emerging Market Debt	(3.1)	(3.8)	(0.9)	(0.5)	0.9	JPM EMBI Global
Global Plus	0.0	0.0	0.0	0.4	0.3	Barclays Global Aggregate

Performance is preliminary and as of September 30, 2015. Investment performance of composites is presented before investment management fees. Periods of more than one year are annualized. The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AB.

Retail Mutual Funds Relative Performance vs. Lipper Average

Service	3Q15	1-Yr	3-Yr	5-Yr	10-Yr	Lipper Average
	Periods Ended September 30, 2015					
Equity						
International Value	0.8	4.3	2.3	(1.1)	(2.2)	International Multi-Cap Value
Growth & Income	1.8	1.6	0.5	1.6	(0.2)	Large-Cap Core
Discovery Value	1.6	2.7	3.6	1.1	1.6	Mid Cap Value
US Value	(0.6)	(0.8)	1.2	0.0	(1.9)	Large Cap Value
Global Thematic Growth	(1.7)	0.4	(0.2)	(3.7)	(0.6)	Global Multi-Cap Growth
International Growth	(0.9)	(4.0)	(2.1)	(2.2)	(1.3)	International Multi-Cap Growth
Large Cap Growth(1)	1.9	6.9	3.4	3.3	1.9	Large Cap Growth
Emerging Markets Growth	0.5	4.2	3.4	1.6	(0.6)	Equity Emerging Mkts Global
Growth(1)	2.9	6.3	2.0	1.8	(1.2)	Large Cap Growth
Discovery Growth	(2.7)	(1.7)	(1.3)	1.6	0.2	Mid Cap Growth
Fixed Income						
Global High Yield	(0.3)	2.5	1.2	1.5	1.9	Bond Global High Yield
American Income Portfolio	(1.6)	(0.6)	0.8	1.4	1.6	Bond USD
Global Bond	2.0	5.3	2.6	1.8	1.6	Global Income
High Income	0.6	0.2	0.9	0.7	2.3	High Yield

(1) Performance figures other than 3Q15, One Year and Three Year positively affected by class action settlement proceeds. As of September 30, 2015. Fund returns are based on Class A shares. All fees and expenses related to the operation of the Fund have been deducted, but returns do not reflect sales charges. The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AB.

Assets Under Management

(US $ Billions)

	At September 30, 2015				At June 30, 2015
	Institutions	Retail	Private Wealth	Total	Total
Equity					
Actively Managed	$ 25	$ 43	$ 37	$ 105	$ 115
Passive [(1)]	20	25	-	45	50
Total Equity	45	68	37	150	165
Fixed Income					
Taxable	144	57	10	211	215
Tax-Exempt	2	11	20	33	33
Passive [(1)]	-	10	-	10	10
Total Fixed Income	146	78	30	254	258
Other[(2)]	44	7	8	59	62
Total	$ 235	$ 153	$ 75	$ 463	$ 485

	At June 30, 2015			
Total	$ 244	$ 163	$ 78	$ 485

(1) Includes index and enhanced index services.
(2) Includes multi-asset solutions and services and certain alternative investments.

Three Months Ended 9/30/15: AUM Roll-Forward by Distribution Channel

In US $ Billions Investment Service:	Beginning of Period	Sales/New Accounts	Redemptions/ Terminations	Net Cash Flows	Net Flows	AUM Adjustment [1]	Transfers	Investment Performance	Net Change	End of Period
Institutions										
US	115.3	2.8	(0.1)	(1.4)	1.3	-	-	(1.3)	(0.0)	115.3
Global and Non-US	128.9	1.1	(1.2)	(2.1)	(2.2)	-	(0.1)	(6.5)	(8.8)	120.1
Total Institutions	244.2	3.9	(1.3)	(3.5)	(0.9)	-	(0.1)	(7.8)	(8.8)	235.4
Retail										
US	78.6	3.2	(2.6)	(0.3)	0.3	(0.2)	-	(3.8)	(3.7)	74.9
Global and Non-US	84.4	4.7	(6.2)	(0.4)	(1.9)	-	-	(4.8)	(6.7)	77.7
Total Retail	163.0	7.9	(8.8)	(0.7)	(1.6)	(0.2)	-	(8.6)	(10.4)	152.6
Private Wealth Management										
US	52.8	0.7	(0.2)	(0.7)	(0.2)	-	-	(1.4)	(1.6)	51.2
Global and Non-US	25.1	0.4	(0.1)	-	0.3	-	0.1	(1.8)	(1.4)	23.7
Total Private Wealth	77.9	1.1	(0.3)	(0.7)	0.1	-	0.1	(3.2)	(3.0)	74.9
Firmwide										
US	246.7	6.7	(2.9)	(2.4)	1.4	(0.2)	-	(6.5)	(5.3)	241.4
Global and Non-US	238.4	6.2	(7.5)	(2.5)	(3.8)	-	-	(13.1)	(16.9)	221.5
Total Firmwide	485.1	12.9	(10.4)	(4.9)	(2.4)	(0.2)	-	(19.6)	(22.2)	462.9

(1) Represents adjustments to reported AUM for reporting methodology changes that don't represent inflows or outflows.

Three Months Ended 9/30/15: AUM Roll-Forward by Investment Service

In US $ Billions **Investment Service:**	**Beginning of Period**	Sales/New Accounts	Redemptions/ Terminations	Net Cash Flows	Net Flows	AUM Adjustment [3]	Investment Performance	Net Change	**End of Period**
Equity Active									
US	**63.3**	3.2	(1.5)	(0.5)	1.2	-	(4.9)	(3.7)	**59.6**
Global and Non-US	**52.1**	1.4	(1.8)	(0.5)	(0.9)	-	(5.7)	(6.6)	**45.5**
Total Equity Active	**115.4**	4.6	(3.3)	(1.0)	0.3	-	(10.6)	(10.3)	**105.1**
Equity Passive[1]									
US	**37.0**	0.1	-	(0.5)	(0.4)	-	(2.6)	(3.0)	**34.0**
Global and Non-US	**13.3**	0.1	(0.2)	(0.6)	(0.7)	-	(1.4)	(2.1)	**11.2**
Total Equity Passive[1]	**50.3**	0.2	(0.2)	(1.1)	(1.1)	-	(4.0)	(5.1)	**45.2**
Total Equity	**165.7**	**4.8**	**(3.5)**	**(2.1)**	**(0.8)**	**-**	**(14.6)**	**(15.4)**	**150.3**
Fixed Income - Taxable									
US	**98.6**	1.8	(0.3)	(1.3)	0.2	-	0.7	0.9	**99.5**
Global and Non-US	**116.5**	4.1	(5.1)	(1.4)	(2.4)	-	(3.1)	(5.5)	**111.0**
Total Fixed Income - Taxable	**215.1**	5.9	(5.4)	(2.7)	(2.2)	-	(2.4)	(4.6)	**210.5**
Fixed Income - Tax-Exempt									
US	**32.5**	0.9	(0.7)	(0.2)	-	(0.2)	0.4	0.2	**32.7**
Global and Non-US	**-**	-	-	-	-	-	-	-	**-**
Total Fixed Income - Tax-Exempt	**32.5**	0.9	(0.7)	(0.2)	-	(0.2)	0.4	0.2	**32.7**
Fixed Income Passive[1]									
US	**5.0**	-	-	-	-	-	0.1	0.1	**5.1**
Global and Non-US	**5.0**	0.3	(0.1)	0.3	0.5	-	(0.1)	0.4	**5.4**
Total Fixed Income Passive[1]	**10.0**	0.3	(0.1)	0.3	0.5	-	-	0.5	**10.5**
Total Fixed Income	**257.6**	**7.1**	**(6.2)**	**(2.6)**	**(1.7)**	**(0.2)**	**(2.0)**	**(3.9)**	**253.7**
Other[2]									
US	**10.3**	0.7	(0.4)	0.1	0.4	-	(0.2)	0.2	**10.5**
Global and Non-US	**51.5**	0.3	(0.3)	(0.3)	(0.3)	-	(2.8)	(3.1)	**48.4**
Total Other[2]	**61.8**	1.0	(0.7)	(0.2)	0.1	-	(3.0)	(2.9)	**58.9**
Firmwide									
US	**246.7**	6.7	(2.9)	(2.4)	1.4	(0.2)	(6.5)	(5.3)	**241.4**
Global and Non-US	**238.4**	6.2	(7.5)	(2.5)	(3.8)	-	(13.1)	(16.9)	**221.5**
Total Firmwide	**485.1**	12.9	(10.4)	(4.9)	(2.4)	(0.2)	(19.6)	(22.2)	**462.9**

(1) Includes index and enhanced index services.
(2) Includes multi-asset solutions and services and certain alternative investments.
(3) Represents adjustments to reported AUM for reporting methodology changes that don't represent inflows or outflows.

AUM by Region


Institutional
NA ex US 4%
UK 5%
Asia
ex Japan 6%
Japan
10%
US 59%
EMEA ex UK
16%
$235.4B


Retail
Other 3%
Japan 5%
EMEA
13%
US 61%
Asia
ex Japan
18%
$152.6B

As of September 30, 2015
By client domicile

Third Quarter 2015 Adjusted Advisory Fees

	3Q 2015	3Q 2014	% Δ	2Q 2015	% Δ
Ending AUM ($ Billions)	**$463**	**$473**	**(2%)**	**$485**	**(5%)**
Average AUM ($ Billions)	**$476**	**$479**	**(1%)**	**$493**	**(3%)**
By Fee Type ($ Millions):					
Adjusted Base Fees	$482	$492	(2%)	$498	(3%)
Adjusted Performance Fees	2	3	(33%)	14	(86%)
Total	**$484**	**$495**	**(2%)**	**$512**	**(5%)**
Adjusted Base Fees By Channel ($ Millions):					
Institutions	$102	$105	(3%)	$108	(6%)
Retail	208	222	(6%)	218	(5%)
Private Wealth	172	165	4%	172	0%
Total	**$482**	**$492**	**(2%)**	**$498**	**(3%)**

Third Quarter 2015 GAAP Income Statement

In US $ Millions (except EPU)	3Q 2015	3Q 2014	% Δ	2Q 2015	% Δ
Net Revenues	$ 739	$ 750	(1%)	$ 793	(7%)
Operating Expenses	597	605	(1%)	628	(5%)
Operating Income	142	145	(2%)	165	(14%)
Net Income Attributable to AB Unitholders	135	140	(4%)	149	(9%)
AB Holding GAAP Diluted Net Income per Unit	**$0.43**	**$0.45**	**(4%)**	**$0.48**	**(10%)**
AB Holding Distribution Per Unit	**$0.43**	**$0.45**	**(4%)**	**$0.48**	**(10%)**

Percentages are calculated using amounts rounded to the nearest million

Consolidated Balance Sheet

In US $ Millions

Assets	September 30, 2015		December 31, 2014	
Cash and cash equivalents	$	655	$	556
Cash and securities, segregated		382		476
Receivables, net		1,919		1,915
Investments:				
Long-term incentive compensation-related		76		99
Other		605		664
Goodwill		3,045		3,045
Intangible assets, net		152		171
Deferred sales commissions, net		109		118
Other (incl. furniture & equipment, net)		390		334
Total Assets	**$**	**7,333**	**$**	**7,378**

Liabilities and Capital				
Liabilities:				
Payables	$	1,903	$	2,034
Accounts payable and accrued expenses		430		432
Accrued compensation and benefits		646		291
Debt		357		489
Total Liabilities		**3,336**		**3,246**
Redeemable non-controlling interest		13		16
Partners' capital attributable to AllianceBernstein Unitholders		3,959		4,086
Non-controlling interests in consolidated entities		25		30
Total Capital		**3,984**		**4,116**
Total Liabilities and Capital	**$**	**7,333**	**$**	**7,378**

Consolidated Statement of Cash Flows

In US $ Millions

		Nine Months Ended	
		Sept. 30, 2015	Sept 30, 2014
Net Income		$ 430	$ 390
Non-cash items:	Amortization of deferred sales commissions	37	30
	Non-cash long-term incentive compensation expense	12	15
	Depreciation and other amortization	42	48
	Unrealized (gains) on investments	37	12
	Other, net	(11)	(10)
Changes in assets and liabilities		257	(39)
Net cash provided by operating activities		**804**	**446**
Proceeds (purchases) of investments, net		4	(1)
Purchases of furniture, equipment, and leasehold improvements, net		(17)	(19)
Purchases of businesses, net of cash acquired		-	(61)
Net cash used in investing activities		**(13)**	**(81)**
(Repayment)/issuance of commercial paper, net		(133)	91
Proceeds from bank loans		-	40
Increase (decrease) in overdrafts payable		18	(22)
Distributions to General Partner and Unitholders		(462)	(434)
Distributions to non-controlling interests in consolidated entities		(10)	(11)
Payments of contingent payment arrangements		(5)	-
Additional investments by Holding with proceeds from exercise of compensatory options to buy Holding Units		9	13
Purchases of AB Holding Units to fund long-term incentive compensation plan awards, net		(100)	(5)
Other, net		-	(2)
Net cash used in financing activities		**(683)**	**(330)**
Effect of exchange rate changes on cash and cash equivalents		(9)	(10)
Net increase in cash and cash equivalents		99	25
Cash and cash equivalents at the beginning of period		556	510
Cash and cash equivalents at the end of period		**$ 655**	**$ 535**

AB Holding Financial Results

In US $ Millions (exlcuding per Unit amounts)	3Q 2015	3Q 2014	% Δ	2Q 2015	% Δ
AB					
Net Income Attributable to AllianceBernstein	$135	$140	(4%)	$149	(9%)
Weighted Average Equity Ownership Interest	36.3%	35.7%		36.5%	
AB Holding					
Equity in Net Income Attributable to AB	$49	$50	(2%)	$54	(9%)
Income Taxes	6	6	0%	6	0%
Net Income	**$43**	**$44**	**(2%)**	**$48**	**(10%)**
Diluted Net Income Per Unit, GAAP basis	**$0.43**	**$0.45**	**(4%)**	**$0.48**	**(10%)**
Distributions Per Unit	**$0.43**	**$0.45**	**(4%)**	**$0.48**	**(10%)**
Adjusted Diluted Net Income Per Unit	**$0.43**	**$0.45**	**(4%)**	**$0.48**	**(10%)**

Please refer to pages 29-32 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded to the nearest million

Third Quarter 2015 GAAP to Non-GAAP Reconciliation

In US $ Thousands

	GAAP	Adjustments: Distribution Related Payments (A)	Pass Through Expenses (B)	Deferred Comp. Inv. (C)	Venture Capital Fund (D)	Real Estate Charges (E)	Contingent Payment Adjust. (F)	Acquisition-Related Expenses (G)	Other (H)	Non-GAAP
Investment advisory and services fees	$ 486,286		(2,479)							$ 483,807
Bernstein research services	127,065									127,065
Distribution revenues	105,365	(109,049)								(3,684)
Dividend and interest income	5,459			(130)						5,329
Investment gains (losses)	(10,326)			5,273	2,829					(2,224)
Other revenues	25,647		(8,946)							16,701
Total revenues	739,496	(109,049)	(11,425)	5,143	2,829	-	-	-	-	626,994
Less: interest expense	803									803
Net revenues	**738,693**	**(109,049)**	**(11,425)**	**5,143**	**2,829**	**-**	**-**	**-**	**-**	**626,191**
Employee compensation and benefits	317,560			4,917						322,477
Promotion and servicing	161,838	(109,049)	(8,789)							44,000
General and administrative	109,678		(2,636)			(1,682)				105,360
Contingent payment arrangements	443									443
Interest on borrowings	712									712
Amortization of intangible assets	6,411									6,411
Net income (loss) of consolidated entities attributable to non-controlling interests	-								(242)	(242)
Total expenses	**596,642**	**(109,049)**	**(11,425)**	**4,917**	**-**	**(1,682)**	**-**	**-**	**(242)**	**479,161**
Operating income	**142,051**	**-**	**-**	**226**	**2,829**	**1,682**	**-**	**-**	**242**	**147,030**
Income taxes	10,146			16		119				10,281
Net income	131,905	-	-	210	2,829	1,563	-	-	242	136,749
Net income (loss) of consolidated entities attributable to non-controlling interests	(3,071)				2,829				242	-
Net income attributable to AB Unitholders	**$ 134,976**	**$ -**	**$ -**	**$ 210**	**$ -**	**$ 1,563**	**$ -**	**$ -**	**$ -**	**$ 136,749**

Please refer to page 32 for notes describing the adjustments.

Third Quarter 2014 GAAP to Non-GAAP Reconciliation

In US $ Thousands		Adjustments								
	GAAP	Distribution Related Payments	Pass Through Expenses	Deferred Comp. Inv.	Venture Capital Fund	Real Estate Charges	Contingent Payment Adjust.	Acquisition-Related Expenses	Other	Non-GAAP
		(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	
Investment advisory and services fees	$ 496,503		(1,304)							$ 495,199
Bernstein research services	112,147									112,147
Distribution revenues	115,513	(119,093)								(3,580)
Dividend and interest income	4,744			(145)						4,599
Investment gains (losses)	(6,278)			1,646	4,374					(258)
Other revenues	27,589		(8,864)							18,725
Total revenues	750,218	(119,093)	(10,168)	1,501	4,374	-	-	-	-	626,832
Less: interest expense	470									470
Net revenues	**749,748**	**(119,093)**	**(10,168)**	**1,501**	**4,374**	**-**	**-**	**-**	**-**	**626,362**
Employee compensation and benefits	317,259			946				(228)		317,977
Promotion and servicing	173,147	(119,093)	(8,864)							45,190
General and administrative	106,987		(1,304)			980		(138)		106,525
Contingent payment arrangements	476									476
Interest on borrowings	620									620
Amortization of intangible assets	6,551									6,551
Net income (loss) of consolidated entities attributable to non-controlling interests	-								(126)	(126)
Total expenses	**605,040**	**(119,093)**	**(10,168)**	**946**	**-**	**980**	**-**	**(366)**	**(126)**	**477,213**
Operating income	**144,708**	-	-	555	4,374	(980)	-	366	126	**149,149**
Income taxes	9,410			8		(370)		5		9,053
Net income	135,298	-	-	547	4,374	(610)	-	361	126	140,096
Net income (loss) of consolidated entities attributable to non-controlling interests	(4,500)				4,374				126	-
Net income attributable to AB Unitholders	**$ 139,798**	**$ -**	**$ -**	**$ 547**	**$ -**	**$ (610)**	**$ -**	**$ 361**	**$ -**	**$ 140,096**

Please refer to page 32 for notes describing the adjustments.

Second Quarter 2015 GAAP to Non-GAAP Reconciliation

In US $ Thousands

	GAAP	Adjustments: Distribution Related Payments (A)	Pass Through Expenses (B)	Deferred Comp. Inv. (C)	Venture Capital Fund (D)	Real Estate Charges (E)	Contingent Payment Adjust. (F)	Acquisition-Related Expenses (G)	Other (H)	Non-GAAP
Investment advisory and services fees	$ 515,924		(3,978)							$ 511,946
Bernstein research services	121,910									121,910
Distribution revenues	111,850	(115,291)								(3,441)
Dividend and interest income	5,667			(135)						5,532
Investment gains (losses)	11,993			(362)	(7,014)					4,617
Other revenues	26,023		(8,597)							17,426
Total revenues	793,367	(115,291)	(12,575)	(497)	(7,014)	-	-	-	-	657,990
Less: interest expense	630									630
Net revenues	**792,737**	**(115,291)**	**(12,575)**	**(497)**	**(7,014)**	**-**	**-**	**-**	**-**	**657,360**
Employee compensation and benefits	337,640			(582)						337,058
Promotion and servicing	174,473	(115,291)	(8,418)							50,764
General and administrative	108,012		(4,157)			80				103,935
Contingent payment arrangements	442									442
Interest on borrowings	736									736
Amortization of intangible assets	6,512									6,512
Net income (loss) of consolidated entities attributable to non-controlling interests	-								(339)	(339)
Total expenses	**627,815**	**(115,291)**	**(12,575)**	**(582)**	**-**	**80**	**-**	**-**	**(339)**	**499,108**
Operating income	**164,922**	**-**	**-**	**85**	**(7,014)**	**(80)**	**-**	**-**	**339**	**158,252**
Income taxes	9,153									9,153
Net income	155,769	-	-	85	(7,014)	(80)	-	-	339	149,099
Net income (loss) of consolidated entities attributable to non-controlling interests	6,675				(7,014)				339	-
Net income attributable to AB Unitholders	**$ 149,094**	**$ -**	**$ -**	**$ 85**	**$ -**	**$ (80)**	**$ -**	**$ -**	**$ -**	**$ 149,099**

Please refer to page 32 for notes describing the adjustments.

AB Adjusted Financial Results Reconciliation

AB

Notes to Consolidated Statements of Income and Supplemental Information

(Unaudited)

A. Adjusted net revenues exclude distribution-related payments to third parties as well as amortization of deferred sales commissions against distribution revenues. We believe excluding distribution-related payments from net revenues is useful for our investors and other users of our financial statements because such presentation appropriately reflects the nature of these costs as pass-through payments to third parties who perform functions on behalf of our sponsored mutual funds and/or shareholders of these funds. We exclude amortization of deferred sales commissions from net revenues because such costs, over time, essentially offset our distribution revenues. These adjustments have no impact on operating income, but they do have an impact on our operating margin.

B. We exclude pass-through expenses we incur (primarily through our transfer agency) that are reimbursed and recorded as fees in revenues from our adjusted net revenues. These fees have no impact on operating income, but they do have an impact on our operating margin.

C. Prior to 2009, a significant portion of employee compensation was in the form of employee long-term incentive compensation awards that were notionally invested in AB investment services and generally vested over a period of four years. AB economically hedged the exposure to market movements by purchasing and holding these investments on its balance sheet. All such investments had vested by year-end 2012 and the investments have been distributed to the participants, except for those investments with respect to which the participant elected a long-term deferral. Fluctuation in the value of these investments is recorded within investment gains and losses on the income statement and also impacts compensation expense. Management believes it is useful to reflect the offset achieved from economically hedging the investments' market exposure in the calculation of adjusted operating income and adjusted operating margin. The non-GAAP measures exclude gains and losses and dividends and interest on employee long-term incentive compensation-related investments included in revenues and compensation expense.

D. Most of the net income or loss of consolidated entities attributable to non-controlling interests relates to the 90% limited partner interests held by third parties in our consolidated venture capital fund. We own a 10% limited partner interest in the fund. Because we are the general partner of the venture capital fund and are deemed to have a controlling interest, US GAAP requires us to consolidate the financial results of the fund. However, recognizing 100% of the gains or losses in net revenues and operating income while only retaining 10% is not reflective of our underlying financial results at the net revenue and operating income level. As a result, we are excluding the 90% limited partner interests we do not own from our adjusted net revenues and adjusted operating income.

E. Real estate (credits)/charges have been excluded because they are not considered part of our core operating results when comparing financial results from period to period and to industry peers.

F. The recording of a change in estimate of the contingent consideration payable relating to contingent payment arrangements associated with a 2010 acquisition is not considered part of our core operating results and, accordingly, has been excluded.

G. Acquisition-related expenses, primarily severance and professional fees incurred as a result of acquisitions in the fourth quarter of 2013 and the second quarter of 2014, have been excluded because they are not considered part of our core operating results when comparing results from period to period and to industry peers.

H. Net income of joint ventures attributable to non-controlling interests, although not significant, is excluded because it does not reflect the economic interest attributable to AB.

Adjusted Operating Margin

Adjusted operating margin allows us to monitor our financial performance and efficiency from period to period without the volatility noted above in our discussion of adjusted operating income and to compare our performance to industry peers on a basis that better reflects our performance in our core business. Adjusted operating margin is derived by dividing adjusted operating income by adjusted net revenues.

A

B